UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  September 11, 2019

Wize Pharma, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52545	88-0445167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 Hanagar Street, Hod Hasharon, Israel	4527708
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  +(972) 72-260-0536

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01.	Regulation FD Disclosure.

Wize Pharma, Inc. (the “Company”) will host a conference call and live audio webcast with a slide presentation on Wednesday, September 11, 2019 at 11:00 a.m., Eastern Time. To access the live webcast, go to the link: https://zoom.us/j/221827872. To participate in the call by phone, dial (669) 900 6833 or (929) 205 6099 or (877) 853 5257 (Toll Free) or (888) 475 4499 (Toll Free) approximately five minutes prior to the scheduled start time. Callers should use conference ID: 221 827 872. The slide presentation is attached as Exhibit 99.1 hereto, and is herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, and including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Corporate Presentation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wize Pharma, Inc.

Date: September 11, 2019	By:	/s/ Or Eisenberg
Name: Or Eisenberg Title: Chief Financial Officer

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